VOYA INVESTORS TRUST

VY® Templeton Global Growth Portfolio

(the “Portfolio”)

Supplement dated November 27, 2018

to the Portfolio’s Adviser Class, Institutional Class, Class R6,

Service Class and Service 2 Class Prospectus

and related Statement of Additional Information,

each dated May 1, 2018

On November 16, 2018, the Portfolio’s Board of Trustees (the “Board”) approved a proposal to reorganize VY® Templeton Global Growth Portfolio (“Merging Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
VY® Templeton Global Growth Portfolio	Voya Global Equity Portfolio

The proposed Reorganization is subject to approval by the shareholders of the Merging Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Portfolio’s shareholders on or about June 7, 2019, and a shareholder meeting is scheduled to be held on or about July 30, 2019. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about August 23, 2019 (“Closing Date”).

If shareholders of the Merging Portfolio approve the Reorganization, from the close of business on August 9, 2019 through the close of business on August 23, 2019, the Merging Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Merging Portfolio’s assets in temporary investments. During this time, the Merging Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Merging Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

In addition, the Portfolio’s Board approved a proposal to dissolve Class R6 shares of VY® Templeton Global Growth Portfolio on or about November 26, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE